                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported) October 4, 1998


                          VERITAS SOFTWARE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    000-22712                  94-2823068
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


           1600 Plymouth St.
      Mountain View, California                                     94043
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (650) 335-8000

Item 5: Other Events

        Adoption of Stockholder Rights Plan.

        On October 4, 1998, the Board of Directors of VERITAS Software Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.001 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on October 16, 1998 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) or (ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of the Company, at a price of $300.00, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent. A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as Exhibit 4.1 hereto.

Item 7:   Financial Statements and Exhibits.

          (c)  Exhibits

               4.1        Rights Agreement dated October 5, 1998 between the
                          Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior
                          Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange
                          Commission on October 13, 1998.)

               99.1       Press release of the Company dated October 6, 1998.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 1998

                                       VERITAS SOFTWARE CORPORATION



                                       By: /s/ Jay A. Jones
                                           -------------------------------------
                                           Jay A. Jones
                                           Vice-President, Corporate Counsel &
                                           Secretary

                                  EXHIBIT INDEX


Exhibit
4.1               Rights Agreement dated October 5, 1998 between the Company and
                  ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares.
                  (Incorporated by reference to the Company's Registration
                  Statement on Form 8-A filed with the Securities and Exchange
                  Commission on October 13, 1998.)

99.1              Press release of the Company dated October 6, 1998.